SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

--------------------------------------------------------------------------------
                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  August 13, 2004


                             HPL TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   000-32967                   77-0550714
--------------------------------------------------------------------------------
(State of Incorporation      (Commission File Number)       (I.R.S. Employer
 or Organization)                                            Identification No.)

2033 Gateway Place, Suite 400, San Jose, California                  95110
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:         (408) 437-1466
                                                    ----------------------------



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit           Description

99.1              Press release, dated August 13, 2004.

Item 12.  Results of Operation and Financial Condition

         On August 13, 2004, HPL Technologies, Inc. (the "Company") announced its results for the first quarter ended June 30, 2004. A copy of the Company's press release, dated August 13, 2004, is attached hereto as Exhibit 99.1.

                                      * * *

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  HPL TECHNOLOGIES, INC.


Date:  August 13, 2004         By:  /s/ Michael P. Scarpelli
                               -------------------------------------------------
                               Michael P. Scarpelli
                               Chief Financial Officer and Senior Vice President

                                  Exhibit Index


Exhibit     Description
--------------------------------------------------------------------------------

99.1        Press release, dated August 13, 2004

                                                                    Exhibit 99.1


              HPL TECHNOLOGIES, INC. REPORTS FINANCIAL RESULTS FOR
                          FIRST QUARTER OF FISCAL 2005


SAN JOSE, CA, August 13, 2004 - HPL Technologies, Inc. (OTC:HPLA.PK), a provider of yield-optimization software solutions for the semiconductor and flat-panel display industries, today announced financial results for the first quarter ended June 30, 2004.

Summary of Financial Results for the Third Fiscal Quarter

HPL reported revenues of $3.2 million and a net loss of $2.6 million, or $0.08 per share basic and diluted for the three months ended June 30, 2004, compared with revenues of $2.1 million and a net loss of $5.4 million, or $0.17 per share basic and diluted for the same quarter a year ago.

At June 30, 2004, the Company had approximately $8.3 million in cash, cash equivalents, and short-term investments.


About HPL Technologies

HPL Technologies, Inc. is a provider of yield optimization solutions for the semiconductor and flat panel display industries. HPL offers a comprehensive portfolio of products and services including: silicon-proven intellectual property (IP), highly flexible data analysis platforms, factory floor systems and professional services.

HPL solutions have enabled companies to significantly improve yield by accelerating the process by which they identify, characterize and eliminate sources of failure throughout the entire product lifecycle. This is why a majority of the world's top twenty-five semiconductor and flat-panel manufacturers use HPL yield optimization solutions.

Except for statements of historical fact, the statements in this press release are forward-looking statements. Such statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors and other risks inherent in our business are described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on July 14, 2004 and in subsequent Quarterly Reports on Form 10-Q. Actual results may vary materially. The Company undertakes no obligation to update the forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                             HPL Technologies, Inc.
                 Condensed Consolidated Statements of Operations
                    (In thousands, except per share amounts)
                                   (unaudited)

                                                                            Three Months Ended
                                                                                 June 30,

                                                                          2004             2003
                                                                    ---------------- ----------------
Revenues:
    Software licenses                                               $          1,358 $            141
    Consulting services, maintenance and other                                 1,803            1,931
                                                                    ---------------- ----------------
Total revenues                                                                 3,161            2,072
                                                                    ---------------- ----------------

Cost of revenues:
    Software licenses                                                             61                3
    Consulting services, maintenance and other                                   719              819
                                                                    ---------------- ----------------
Total cost of revenues                                                           780              822
                                                                    ---------------- ----------------
Gross profit                                                                   2,381            1,250
                                                                    ---------------- ----------------

Operating expenses:
    Research and development (1)                                               1,590            1,836
    Selling, general and administrative (1)                                    2,076            4,384
    Legal settlement expense                                                   1,200                -
    Stock-based compensation                                                      11              106
    Amortization of intangible assets                                            332              332
                                                                    ---------------- ----------------
Total operating expenses                                                       5,209            6,658
                                                                    ---------------- ----------------
Loss from operations                                                          (2,828)          (5,408)
Interest Income (expense) and other income, net                                   58               49
                                                                    ---------------- ----------------
Net loss before income taxes                                                  (2,770)          (5,359)
Provision (benefit from) for income taxes                                       (149)               7
                                                                    ---------------- ----------------
Net loss                                                            $         (2,621) $        (5,366)
                                                                    ================ ================
    Net loss per share-basic and diluted                            $          (0.08) $         (0.17)
                                                                    ================ ================

    Shares used in per share calculations-basic and diluted                   31,275           30,810
                                                                    ================ ================
 (1)Excludes the following stock-based compensation charges:

    Research and development                                        $              2 $             46
    Selling, general and administrative                                            9               60
                                                                    ---------------- ----------------
                                                                    $             11 $            106
                                                                    ================ ================

                             HPL Technologies, Inc.
                     Condensed Consolidated Balance Sheets
                       (In thousands, except share data)

                                                                     June 30, 2004        March 31, 2004
                                                                --------------------- ---------------------
                                                                       (unaudited)
ASSETS
Current Assets:
  Cash, cash equivalents and short-term investments             $              8,259  $              10,210
  Accounts receivable, net                                                     2,911                  2,888
  Unbilled accounts receivable                                                   146                      4
  Prepaid expenses and other current assets                                      747                    940
                                                                --------------------  ---------------------
Total current assets                                                          12,063                 14,042
Property and equipment, net                                                    1,275                  1,308
Goodwill                                                                      27,754                 27,754
Other intangible assets, net                                                     849                  1,181
Other assets                                                                     573                    580
                                                                --------------------  ---------------------
Total assets                                                    $             42,514  $              44,865
                                                                ====================  =====================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                              $              1,370  $               2,085
  Accrued liabilities                                                          6,544                  6,579
  Deferred revenue                                                             1,855                  1,894
  Capital lease obligations-current portion                                       64                     91
                                                                --------------------  ---------------------
Total current liabilities                                                      9,833                 10,649
Capital lease obligations-net of current portion                                  27                     39
Legal settlement liability                                                     9,100                  7,900
Other liabilities                                                                170                    235
                                                                --------------------  ---------------------
Total liabilities                                                             19,130                 18,823
                                                                --------------------  ---------------------
Stockholders' equity:
  Common stock, $0.001 par value; 75,000 shares authorized; 31,275 shares issued and outstanding at June 30, 2004 and
  March 31, 2004                                                                  32                     32
  Additional paid-in capital                                                 124,173                124,205
  Deferred stock-based compensation                                              (86)                  (129)
  Accumulated other comprehensive loss                                           (67)                   (19)
  Accumulated deficit                                                       (100,668)               (98,047)
                                                                --------------------  ---------------------
    Total stockholders' equity                                                23,384                 26,042
                                                                --------------------  ---------------------
Total liabilities and stockholders' equity                      $             42,514  $              44,865
                                                                ====================  =====================